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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

               In connection with the Annual Report on Form 10-K of Waxman Industries, Inc. (the "Company") for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 21, 2003
                                        /s/ Melvin Waxman
                                        ---------------------------------------
                                        Melvin Waxman
                                        Chairman of the Board and Co-Chief
                                        Executive Officer


                                        /s/ Armond Waxman
                                        ----------------------------------------
                                        Armond Waxman
                                        President, Co-Chief Executive Officer
                                        and Treasurer


                                        /s/ Mark Wester
                                        ----------------------------------------
                                        Mark Wester
                                        Senior Vice President and Chief
                                        Financial Officer










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